UBS Series Funds

January 28, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select ESG Prime Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Preferred Fund regarding the extension of the voluntary fee waiver through February 28, 2022. This disclosure change will become effective on February 1, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 52 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.10% until February 28, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1142